Catholic Responsible Investments Funds

CATHOLIC RESPONSIBLE INVESTMENTS MULTI-STYLE US EQUITY FUND

Investor Shares: CRTVX

Institutional Shares: CRTSX

Summary Prospectus

March 1, 2023

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at https://cbisonline.com/us/. You can also get this information at no cost by calling 866-348-6466, by sending an e-mail request to CRIFund@seic.com, or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated March 1, 2023, as they may be amended from time to time, are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website, phone number or e-mail address noted above.

Investment Objective

The Catholic Responsible Investments Multi-Style US Equity Fund (the “Fund”) seeks to achieve long-term capital appreciation.

Fund Fees and Expenses

These tables describe the fees and expenses that you may pay if you buy, sell, and hold Investor Shares and Institutional Shares of the Fund. You may be required to pay commissions and/or other forms of compensation to a broker for transactions in Institutional Shares, which are not reflected in the table or the example below.

Shareholder Fees (fees paid directly from your investment)

Redemption Fee (as a percentage of amount redeemed, if shares redeemed have been held for less than 30 days)	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Investor Shares	Institutional Shares
Management Fees	0.60%	0.60%
Other Expenses	0.22%	0.07%
Shareholder Servicing Fee	0.15%	None
Other Operating Expenses	0.07%	0.07%
Total Annual Fund Operating Expenses[1]	0.82%	0.67%

[1]

Christian Brothers Investment Services, Inc. (the “Adviser”) has contractually agreed to waive fees and reimburse expenses to the extent necessary to keep Total Annual Fund Operating Expenses (excluding Shareholder Servicing Fees, interest, taxes, brokerage commissions and other costs and expenses relating to the securities that are purchased and sold by the Fund, dividend and interest expenses on securities sold short, acquired fund fees and expenses, fees and expenses incurred in connection with tax reclaim recovery services, other expenditures which are capitalized in accordance with generally accepted accounting principles, and other non-routine expenses, such as litigation expenses (collectively, “excluded expenses”)) from exceeding 0.69% of the average daily net assets of the Fund’s Investor Shares and Institutional Shares until February 28, 2024 (the “contractual expense limit”). In addition, the Adviser may receive from the Fund the difference between the Total Annual Fund Operating Expenses (not including excluded expenses) and the contractual expense limit to recoup all or a portion of its prior fee waivers or expense reimbursements made during the rolling three-year period preceding the date of the recoupment if at any point Total Annual Fund Operating Expenses (not including excluded expenses) are below the contractual expense limit (i) at the time of the fee waiver and/or expense reimbursement and (ii) at the time of the recoupment. This agreement may be terminated: (i) by the Board of Trustees (the “Board”) of Catholic Responsible Investments Funds (the “Trust”), for any reason at any time; or (ii) by the Adviser, upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on February 28, 2024.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$84	$262	$455	$1,014
Institutional Shares	$68	$214	$373	$835

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in total annual Fund operating expenses or in the example, affect the Fund’s performance. For the fiscal period from December 6, 2021 (commencement of Fund operations) to October 31, 2022, the Fund’s unannualized portfolio turnover rate was 33% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve long-term capital appreciation by investing primarily in a broadly diversified portfolio of equity securities of predominantly mid to large capitalization companies included in the Russell 1000 Index (the “Index”) that are believed to have above-average market appreciation potential. Under normal circumstances, the Fund will invest at least 80% of the value of its net assets plus borrowings for investment purposes in equity securities of companies located in the United States. An issuer of a security will be deemed to be located in the United States if: (i) the principal trading market for the security is in the United States, (ii) the issuer is organized under the laws of the United States, or (iii) the issuer derives at least 50% of its revenues or profits from the United States or has at least 50% of its total assets situated in the United States.

For purposes of the Fund’s 80% investment policy, equity securities include (i) common and preferred stocks of large and medium capitalization U.S. and non-U.S. companies that are believed to have above-average market appreciation potential; (ii) equity securities economically tied to non-U.S. countries and (iii) equity-related securities such as convertible securities. The Fund may also occasionally invest in common stocks of small capitalization U.S. companies. The Fund may pursue a strategy of being fully invested by exposing all or a portion of its cash to the performance of appropriate markets by purchasing equity securities and/or derivatives, which typically include futures contracts. The Fund might do so, for example, in order to increase its investment exposure pending investment of cash in the stocks comprising the Index. Alternatively, the Fund might use futures or options on futures to reduce its investment exposure in situations where it intends to sell a portion of the stocks in its portfolio but the sale has not yet been completed. Some of these investments will cause the Fund to be, in part, indirectly exposed to companies that would otherwise be screened out by the Adviser’s Catholic Responsible Investments screening criteria. Accordingly, the Fund limits such investments to situations where they (a) do not constitute, in the aggregate, more than 5% of the Fund’s investments at any time, and (b) where the Adviser determines such investments are necessary to achieve the Fund’s investment objective and when the Adviser believes there are no reasonable alternative investments that exist that are consistent with its Catholic Responsible Investing screening criteria.

The Fund may also invest in securities of non-U.S. issuers by investing in non-U.S. issuers denominated in U.S. dollars and traded on U.S. stock exchanges and over-the-counter markets, including GDRs and EDRs, or through purchasing American Depositary Receipts (“ADRs”). The Fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies.

The Fund uses a multi-manager approach, relying upon a number of sub-advisers (each, a “Sub-Adviser” and collectively, the “Sub-Advisers”) with differing investment philosophies to manage portions of the Fund’s portfolio under the general supervision of the Adviser. In managing its portion of the Fund’s assets, each Sub-Adviser generally applies an active, high conviction approach that emphasizes different return drivers, including growth, value, and quality in selecting investments.

Dodge & Cox

Dodge & Cox seeks to invest its portion of the Fund’s assets primarily in equity and equity-related securities (including preferred stock and securities convertible into equity and REITs) issued by large capitalization U.S. companies that Dodge & Cox believes sell at reasonable prices relative to a variety of valuation measures, including projected earnings, book value and sales. Dodge & Cox will also invest in non-U.S. securities denominated in U.S. dollars and traded in registered U.S. stock exchanges, or over-the-counter markets, including depositary receipts.

Dodge & Cox’s equity investment strategy is to build a portfolio of individual securities that it believes are undervalued given their long-term prospects. Individual company research drives the selection of equity securities. Dodge & Cox’s team of global research analysts, organized by industry, conducts detailed primary research about industry dynamics to assess company fundamentals and compare valuations. Dodge & Cox seeks to identify investment opportunities by analyzing the long-term fundamentals of a business, including prospective earnings, cash flow, and dividends over a three-to-five year period. Dodge & Cox generally focuses its research efforts on factors — such as franchise strength, competitive dynamics, growth opportunities, and management quality — that it believes ultimately determine business success. Dodge & Cox considers the sale of a holding when it believes the price of a company’s equity securities reflects more optimistic expectations about the company’s prospects than Dodge & Cox’s expectations, when Dodge & Cox’s assessment of a company’s long-term fundamentals grows negative, or when Dodge & Cox identifies more attractive opportunities elsewhere.

Mar Vista Investment Partners, LLC (“Mar Vista”)

In managing its allocated portion of the Fund’s assets, Mar Vista employs a bottom-up approach to stock selection, seeking high quality growth companies whose stocks are trading at discounts to fair value. Mar Vista looks for companies deemed to have sustainable competitive advantages and opportunities to grow and reinvest capital at higher rates than their cost of capital. Mar Vista also seeks to invest in companies with management teams with a demonstrated ability to allocate capital in ways that maximize shareholder value. Mar Vista’s investment approach seeks to balance both the protection of capital as well as the appreciation potential of a stock. Mar Vista evaluates companies to assess the intrinsic worth of the business. Mar Vista builds financial models for companies in their investment universe based on publicly available information and proprietary research. The models normalize historical accounting statements and project key value drivers to determine likely future free cash flow to arrive at estimates of intrinsic value. The Mar Vista team collectively challenges the key assumptions underlying the intrinsic value of a company. Mar Vista uses scenario analysis to determine a “margin of safety,” or discount to intrinsic value, which varies depending on the stability and predictability of the business. The wider the range of potential outcomes, the higher the margin of safety required for investment. Mar Vista typically sells a stock if the market price exceeds Mar Vista’s estimate of intrinsic value, the company’s fundamentals fall short of Mar Vista’s investment thesis, or when there are more attractive investment alternatives. Mar Vista may invest in a limited number of stocks that it believes have attractive risk-reward profiles, and this may also result in significant absolute and relative weights in a sector.

Wellington Management Company LLP (“Wellington Management”)

Wellington Management seeks to achieve long-term capital appreciation for the Fund by investing primarily in stocks of mid and large-capitalization U.S. companies considered to have above-average earnings growth potential.

Wellington Management employs a traditional, bottom-up fundamental research approach to identify securities that possess, in the view of Wellington Management, sustainable growth at reasonable valuations. Wellington Management seeks to identify companies that have demonstrated above-average growth in the past, then conducts a thorough review of each company’s business model. The goal of this review is to identify companies that Wellington Management believes can sustain above-average growth because of their superior business models as represented by high returns on capital, strong management and quality balance sheets.

Catholic Responsible Investing

The Fund will invest its assets in a manner consistent with the components, details and definitions of Catholic Responsible Investing (“CRI”) as adopted from time to time by the De La Salle Brothers of the Christian Schools. CRI is an investment strategy designed specifically to help investors seek sound financial returns while remaining faithful to the teachings of the Roman Catholic Church. The components and details of CRI are intended to reflect both the charism (or founding spirit) and the current teachings of the Roman Catholic Church and, as such, the components and details are as adopted from time to time by the De La Salle Brothers of the Christian Schools, currently through the action of its civil entity, the Adviser.

CRI blends core Roman Catholic Church teaching with a disciplined, diversified investment process aimed at delivering competitive, risk-adjusted returns over time. Currently, the three components of CRI are Catholic investment screening, active ownership and diversified investment management. For more information about the Fund’s policy to invest consistent with CRI and these three components, please see the section of the prospectus entitled “More Information about the Funds’ Investment Objectives, Principal Investment Strategies and Principal Risks, Fundamental Investment Policy of Catholic Responsible Investing.”

As part of the Fund’s Catholic Responsible Investing Process, the Adviser maintains a master list of global securities that are restricted from inclusion in the Fund’s portfolio. While the Catholic Responsible Investing screening criteria are designed to exclude certain companies or investments from the potential investment universe because these companies operate businesses deemed inconsistent with Catholic values, the Adviser does not anticipate this reduction to have a material impact on the Fund’s ability to achieve its investment objective. The Adviser seeks to balance the impact of the Catholic Responsible Investing screening criteria by either overweighting select portfolio holdings or substituting additional holdings so that the

Fund’s overall portfolio composition is adjusted to achieve its investment objective. As a result, Fund performance may be different than a fund with a similar investment strategy that does not invest in accordance with Catholic Responsible Investing screening criteria.

Principal Risks

As with all mutual funds, there is no guarantee that the Fund will achieve its investment objective. You could lose money by investing in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the FDIC or any government agency.

Equity Risk — The risk that stock prices will fall over short or extended periods of time, sometimes rapidly and unpredictably. The value of equity securities will fluctuate in response to factors affecting a particular company, as well as broader market and economic conditions. Broad movements in financial markets may adversely affect the price of the Fund’s investments, regardless of how well the companies in which the Fund invests perform. In addition, the impact of any epidemic, pandemic or natural disaster, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund. Moreover, in the event of a company’s bankruptcy, claims of certain creditors, including bondholders, will have priority over claims of common stock holders such as the Fund.

Large-Capitalization Company Risk — The large capitalization companies in which the Fund may invest may lag the performance of smaller capitalization companies because large capitalization companies may experience slower rates of growth than smaller capitalization companies and may not respond as quickly to market changes and opportunities.

Mid-Capitalization Company Risk — The mid-capitalization companies in which the Fund may invest may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, investments in these mid-sized companies may pose additional risks, including liquidity risk, because these companies tend to have limited product lines, markets and financial resources, and may depend upon a relatively small management group. Therefore, mid-cap stocks may be more volatile than those of larger companies. These securities may be traded over-the-counter or listed on an exchange.

Active Management Risk — The Fund is subject to the risk that the Sub-Advisers’ judgments about the attractiveness, value, or potential appreciation of the Fund’s investments may prove to be incorrect. If the investments selected and strategies employed by the Fund fail to produce the intended results, the Fund could underperform in comparison to other funds with similar objectives and investment strategies.

Derivatives Risk — Futures contracts, forward contracts, options and swaps are subject to market risk, leverage risk, correlation risk and liquidity risk. Many over-the-counter (“OTC”) derivative instruments will not have liquidity beyond the counterparty to the instrument. Leverage risk is the risk that a small percentage of assets invested in derivatives can have a disproportionately larger impact on the Fund’s performance. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Forward contracts and swap agreements are also subject to credit risk and valuation risk. Valuation risk is the risk that the derivative may be difficult to value and/or may be valued incorrectly. Credit risk is described elsewhere in this section. Each of these risks could cause the Fund to lose more than the principal amount invested in a derivative instrument. Some derivatives have the potential for unlimited loss, regardless of the size of an initial investment. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. The use of derivatives may also increase the amount of taxes payable by shareholders. Both U.S. and non-U.S. regulators have adopted and implemented regulations governing derivatives markets, the ultimate impact of which remains unclear.

Foreign Company Risk — Investing in foreign companies, including direct investments and investments through depositary receipts, poses additional risks since political and economic events unique to a country or region will affect those markets and their issuers. These risks will not necessarily affect the U.S. economy or similar issuers located in the U.S. Offerings of securities of foreign companies may not be registered with the U.S. Securities and Exchange Commission (the “SEC”) and foreign companies are generally not subject to the regulatory controls imposed on U.S. issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Income from foreign securities owned by the Fund may be reduced by a withholding tax at the source, which tax would reduce income received from the securities comprising the Fund’s portfolio. Foreign securities may also be more difficult to value than securities of U.S. issuers. In addition, periodic U.S. Government restrictions on investments in issuers from certain foreign countries may require the Fund to sell such investments at inopportune times, which could result in losses to the Fund. While depositary receipts provide an alternative to directly purchasing the underlying foreign securities in their respective national markets and currencies, investments in depositary receipts continue to be subject to many of the risks associated with investing directly in foreign securities.

Emerging Markets Securities Risk — The Fund’s investments in emerging markets securities, including A Shares of Chinese companies purchased through Stock Connect, are considered speculative and subject to heightened risks in addition to the general risks of investing in foreign securities. Unlike more established markets, emerging markets may have governments that are less stable, markets that are more concentrated and less liquid and economies that are less developed. In addition, the securities markets of emerging market countries may consist of companies with smaller market capitalizations and may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible restrictions on repatriation of investment income and capital. In certain emerging markets, governments have historically exercised substantial control over the economy through administrative regulation and/or state ownership. Furthermore, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or creation of government monopolies.

Growth Investment Style Risk — The Sub-Advisers’ growth investment style may increase the risks of investing in the Fund. Because the prices of growth stocks are based largely on the expectation of future earnings, growth stock prices can decline rapidly and significantly when it appears that those expectations will not be met. In addition, a growth investing style may go in and out of favor over time, causing the Fund to sometimes underperform other equity funds that use differing investing styles.

Value Investment Style Risk — The Sub-Advisers’ value investment style may increase the risks of investing in the Fund. If the Sub-Advisers’ assessment of market conditions, or a company’s value or prospects for exceeding earnings expectations is inaccurate, the Fund could suffer losses or produce poor performance relative to other funds. In addition, “value stocks” can continue to be undervalued by the market for long periods of time.

Geographic Focus Risk — To the extent that it focuses its investments in a particular country or geographic region, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers and countries within that country or geographic region. As a result, the Fund may be subject to greater price volatility and risk of loss than a fund holding more geographically diverse investments.

Investing in the United States Risk. The Fund focuses its investments in the United States. As a result, the Fund may be more susceptible to economic, political, regulatory or other events or conditions affecting issuers within the United States, and may be subject to greater price volatility and risk of loss, than a fund holding more geographically diverse investments.

Catholic Values Investing Risk — The Fund considers the Adviser’s Catholic Responsible Investment criteria in its investment process and may choose not to purchase, or may sell, including at inopportune times which would result in losses to the Fund, otherwise profitable investments in companies which have been identified as being in conflict with the Adviser’s Catholic Responsible Investment criteria. This means that the Fund may underperform other similar mutual funds that do not consider these criteria when making investment decisions. In addition, there can be no guarantee that the activities of the companies identified by the Fund’s investment process will align (or be perceived to align) with the principles contained in the Adviser’s Catholic Responsible Investment criteria.

Performance Information

The bar chart and the performance table below provide some indication of the risks of investing in the Fund by showing the Fund’s Institutional Shares performance for the 2022 calendar year and by showing how the Fund’s average annual total returns for the one year and since inception periods compare with the returns of a broad-based securities market index. Past performance assumes the reinvestment of all dividend income and capital gains distributions. The Fund’s current performance for the most recent month end can be obtained by calling 866-348-6466 or visiting www.cbisonline.com. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The performance shown in the performance table for periods prior to December 6, 2021 is the performance of another investment vehicle (the “Predecessor Fund”). Class A Shares of the Predecessor Fund reorganized into Investor Shares, and Class B Shares and Class X Shares of the Predecessor Fund reorganized into Institutional Shares of the Fund on December 6, 2021. The Predecessor Fund was managed by the Adviser using investment policies, objectives and guidelines that were in all material respects equivalent to the management of the Fund. The Predecessor Fund performance information in the bar chart and table has been adjusted to reflect Institutional Shares expenses, and with respect to the table Investor Shares. However, the Predecessor Fund was not a registered mutual fund and so it was not subject to the same investment and tax restrictions as the Fund. If it had been, the Predecessor Fund’s performance may have been lower.

Annual Total Return for Years Ended December 31

Best Quarter	Worst Quarter
8.82%	(18.36)%
12/31/2022	6/30/2022

Average Annual Total Returns for Periods Ended December 31, 2022

After-tax returns are calculated using the historical highest federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Institutional Shares only. After-tax returns for Investor Shares will vary.

Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

CATHOLIC RESPONSIBLE INVESTMENTS MULTI-STYLE US EQUITY FUND	1 Year	Since Predecessor Fund’s Inception (May 1, 2021)
Fund Returns Before Taxes
Institutional Shares	(21.97)%	(9.45)%
Investor Shares	(22.09)%	(9.59)%
Fund Returns After Taxes on Distributions
Institutional Shares	(22.13)%	N/A^
Fund Returns After Taxes on Distributions and Sale of Fund Shares
Institutional Shares	(13.01)%	N/A^
Russell 1000® Index (reflects no deduction for fees, expenses or taxes)*	(19.13)%	(5.10)%

*

The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected.

^	After-tax returns cannot be calculated for periods before the Fund’s registration as a mutual fund and they are, therefore, unavailable.

Investment Adviser and Portfolio Managers

Christian Brothers Investment Services, Inc.

John Geissinger, CFA, Chief Investment Officer, has managed the Fund since its inception in 2021.

Hoa Quach, CFA, Managing Director, has managed the Fund since its inception in 2021.

Constance Christian, CFA, Managing Director, has managed the Fund since its inception in 2021.

Investment Sub-Advisers and Portfolio Managers

Dodge & Cox

David C. Hoeft, Senior Vice President, Director, Chief Investment Officer, and member of U.S. Equity Investment Committee and Global Equity Investment Committee, has managed the portion of the Fund’s assets allocated to Dodge & Cox since 2021.

Steven C. Voorhis, Senior Vice President, Director of Research, and member of U.S. Equity Investment Committee and Global Equity Investment Committee, has managed the portion of the Fund’s assets allocated to Dodge & Cox since 2021.

Philippe Barret, Jr., Senior Vice President, Director, Global Industry Analyst, and member of U.S. Equity Investment Committee, has managed the portion of the Fund’s assets allocated to Dodge & Cox since 2021.

Kathleen G. McCarthy, Vice President, Global Industry Analyst, and member of U.S. Equity Investment Committee, has managed the portion of the Fund’s assets allocated to Dodge & Cox since 2021.

Karol Marcin, Vice President, Global Industry Analyst, and member of U.S. Equity Investment Committee and Global Equity Investment Committee, has managed the portion of the Fund’s assets allocated to Dodge & Cox since 2021.

Benjamin V. Garosi, Vice President, Global Industry Analyst, and member of U.S. Equity Investment Committee, has managed the portion of the Fund’s assets allocated to Dodge & Cox since 2021.

Karim Fakhry, Vice President, Global Industry Analyst, and member of U.S. Equity Investment Committee, has managed the portion of the Fund’s assets allocated to Dodge & Cox since 2021.

Mar Vista Investment Partners, LLC

Silas Myers, CFA, Co-Founder, CEO, Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Mar Vista Investment Partners, LLC since 2021.

Brian Massey, CFA, Co-Founder, President, Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Mar Vista Investment Partners, LLC since 2021.

Joshua Honeycutt, CFA, Partner, Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Mar Vista Investment Partners, LLC since 2021.

Jeffrey Prestine, Partner, Portfolio Manager/Analyst, has managed the portion of the Fund’s assets allocated to Mar Vista Investment Partners, LLC since 2021.

Wellington Management Company LLP

Drew Shilling CFA, Equity Portfolio Manager and Senior Managing Director, has managed the portion of the Fund’s assets allocated to Wellington Management Company LLP since 2021.

Tim Manning, Equity Portfolio Manager and Senior Managing Director, has managed the portion of the Fund’s assets allocated to Wellington Management Company LLP since 2021.

Clark Shields, Equity Portfolio Manager and Managing Director, has managed the portion of the Fund’s assets allocated to Wellington Management Company LLP since 2022.

Purchase and Sale of Fund Shares

You may generally purchase or redeem shares on any day that the New York Stock Exchange (“NYSE”) is open for business.

To purchase Institutional or Investor Shares of the Fund, you must generally invest at least the minimums presented below. Systematic planned contributions are required to be at least $1,000.

Name of Fund	Investor Shares	Institutional Shares
Catholic Responsible Investments Multi-Style US Equity Fund	$5,000	$5,000,000

The Fund reserves the right to waive the minimum investment amounts in its sole discretion.

If you own your shares directly, you may redeem your shares by contacting the Fund directly by mail at: Catholic Responsible Investments Funds, P.O. Box 588, Portland, ME 04112 (Express Mail Address: Catholic Responsible Investments Funds, c/o Atlantic Shareholder Services, LLC, Three Canal Plaza, Ground Floor, Portland, ME 04101) or telephone at 866-348-6466.

If you own your shares through an account with a broker or other financial intermediary, contact that broker or financial intermediary to redeem your shares. Your broker or financial intermediary may charge a fee for its services in addition to the fees charged by the Fund.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or individual retirement account (“IRA”), in which case your distribution will be taxed when withdrawn from the tax-deferred account.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend a Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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